                           FIRST AMERICAN FUNDS, INC.
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned persons hereby constitute and appoint Thomas S. Schreier, Mark S. Jordahl, James D. Alt, Kathleen L. Prudhomme, Charles R. Manzoni, Brett L. Agnew, Richard J. Ertel, and Jeffery M. Wilson, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form N-1A of the above-referenced investment companies, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

          Signature                        Title                   Date
          ---------                        -----                   ----


/s/ Benjamin R. Field, III               Director           February 20, 2007
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Benjamin R. Field, III


/s/ Roger A. Gibson                      Director           February 20, 2007
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Roger A. Gibson


/s/ John P. Kayser                       Director           February 20, 2007
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John P. Kayser


/s/ Leonard W. Kedrowski                 Director           February 20, 2007
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Leonard W. Kedrowski


/s/ Richard K. Riederer                  Director           February 20, 2007
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Richard K. Riederer


/s/ Victoria J. Herget                   Director           February 20, 2007
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Victoria J. Herget


/s/ Joseph D. Strauss                    Director           February 20, 2007
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Joseph D. Strauss


/s/ Virginia L. Stringer                  Chair             February 20, 2007
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Virginia L. Stringer


/s/ James M. Wade                        Director           February 20, 2007
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James M. Wade